UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2015 (November 30, 2015)
Commission File Number: 001-36261

CHC GROUP LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On December 1, 2015, CHC Group Ltd. (“CHC”) issued a press release announcing that on November 30, 2015 the Routine Transaction Committee of its Board of Directors has authorized, subject to shareholder approval at its December 7, 2015 extraordinary general meeting of shareholders and final Board approval thereafter, a reverse share split whereby each 30 ordinary shares (issued and unissued), of a nominal or par value of $0.0001, would be converted into 1 ordinary share of a nominal or par value of $0.003, with the reverse share split scheduled to become effective as of the open of trading on the New York Stock Exchange on December 11, 2015. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated December 1, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2015
/s/ Nicolas Stable
                            Name:    Nicolas Stable
                            Title: Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated December 1, 2015